INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 19, 2025 TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED December 19, 2025 OF:

Invesco Fundamental High Yield Corporate Bond ETF (PHB)

(the “Fund”)

Important Notice Regarding Changes in the Name, Ticker Symbol, Underlying Index,

Index Provider, Investment Objective, Principal Investment Strategies, Non-Fundamental Investment Policy and Unitary Management Fee of the Fund

At a meeting held on December 17, 2025, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved changes to the name, underlying index, investment objective, principal investment strategies, non-fundamental investment policy and unitary management fee of the Fund. These changes will be effective on or about February 23, 2026 (the “Effective Date”).

Therefore, on the Effective Date, the following changes will occur:

1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Bloomberg Enhanced Fallen Angels ETF, and its ticker symbol will change to IFLN.

2.) Underlying Index and Index Provider Change. Bloomberg Index Services Limited (the “Index Provider”) will become the index provider of a new underlying index (the “New Underlying Index”) for the Fund. The New Underlying Index will replace the Fund’s Current Underlying Index, as set forth in the table below.

Current Underlying Index	New Underlying Index
RAFI® Bonds U.S. High Yield 1-10 Index	Bloomberg US High Yield Enhanced Fallen Angels Index

3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.

4.) Principal Investment Strategies Change. The Fund generally will invest at least 80% of its total assets in securities that comprise the New Underlying Index.

5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is comprised of U.S. dollar denominated fixed-rate corporate bonds that were previously rated “investment grade” and have been downgraded to “high yield” based on ratings of Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”). The bonds eligible for inclusion in the New Underlying Index are U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the Index Provider; (ii) previously had a rating of “investment grade” (as determined by the Index Provider); (iii) currently are rated “high yield,” and have a rating of B1/B+/B+ or higher (up to the maximum rating of Ba1/BB+/BB+); (iv) have at least $300 million of outstanding face value; (v) have a fixed-rate coupon; and (vi) have at least one year to final maturity. The Index Provider considers securities to be classified as “high yield” if the middle rating of Moody’s, S&P and Fitch” is Ba1/BB+/BB+ or below. When a rating from only two agencies is available, the lower of the two agencies’ ratings is used; when a rating from only one agency is available, that rating is used to determine eligibility. The process of weighting the bonds in the New Underlying Index involves a “tilting” calculation that is based on the time since a bond’s rating was downgraded from “investment grade.” Based on the New Underlying Index methodology, bonds that have been downgraded in the last 12 months have the highest relative weightings in the New Underlying Index, while bonds with 24 or more months since being downgraded have the lowest relative weightings. The New Underlying Index is rebalanced monthly, after the close of trading on the last business day of each month.

6.) Non-Fundamental Investment Policy Change. The Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowing for investment purposes, in the particular types of securities, and/or in securities of companies operating in the particular industries, economic sectors, countries or geographical regions, that are suggested by the Fund’s name (e.g., high yield corporate bonds) will be deleted.

7.) Unitary Management Fee Reduction. The Fund’s annual unitary management fee will be reduced to 0.23% of the Fund’s average daily net assets.

Please Retain This Supplement For Future Reference.

P-PHB-SUMSTATSAI-SUP 121925